                                                                     EXHIBIT 4.1

________________                                               ________________
     NUMBER                                                       SHARES
OM
________________                                               ________________


                            ONEMAIN. COM [LOGO]
COMMON STOCK                                                   COMMON STOCK
PAR VALUE $.001           your hometown internet               PAR VALUE $.001


                               ONEMAIN.COM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT                                  CUSIP 68267P 10 9

                                                     SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS AND
                                                     A STATEMENT AS TO THE
                                                     RIGHTS, PREFERENCES,
                                                     PRIVILEGES AND
                                                     RESTRICTIONS ON SHARES



is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE
                                PER SHARE, OF

                               ONEMAIN.COM, INC.
                              (the "Corporation")

     The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto, copies of which are on file at the principal executive offices of the Corporation, to all of which provisions the holder by acceptance hereof assents.
     This certificate is not valid unless countersigned and registered by the Corporation's Transfer Agent and Registrar.
     IN WITNESS THEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

/s/ Dewey K. Shay                                   /s/ Stephen E. Smith

                                    [SEAL]

Executive Vice President, Chief                     Chairman, President and
Financial Officer and Treasurer                     Chief Executive Officer


                                   COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                   BY

                                                           AUTHORIZED SIGNATURE

                               ONEMAIN.COM, INC.

THE ISSUER OF THESE SHARES (THE "COMPANY") WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                   UNIF GIFT MIN ACT-__________Custodian___________
     TEN ENT  - as tenants by the entireties                               (Cust)             (Minor)
     JT TEN   - as joint tenants with right                              Under Uniform Gifts to Minors
                of survivorship and not as                               Act __________________________
                tenants in common                                                     (State)

                                                       UNIF TRAN MIN ACT-__________Custodian___________
                                                                            (Cust)             (Minor)
                                                                         under Uniform Transfers to Minors
                                                                         Act __________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney,
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:_____________________


                                  X____________________________________________

                                  X____________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                   OR ANY CHANGE WHATEVER

Signature(s) Guaranteed


By________________________________________
THE SIGNATURES SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-IS


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.